Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission

[X] Definitive Proxy Statement    Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

Templeton Emerging Markets Income Fund

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TEMPLETON EMERGING MARKETS INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for May 22, 2025, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Income Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not both Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

We are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on May 22, 2025, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

This page intentionally left blank.

TEMPLETON EMERGING MARKETS INCOME FUND

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Emerging Markets Income Fund (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 22, 2025, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1. The election of three Trustees, Mary C. Choksi, Gregory E. Johnson, and Rupert H. Johnson, Jr., of the Fund to hold office for the terms specified.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025.

By Order of the Board of Trustees,

Navid J. Tofigh

Vice President and Secretary

April 1, 2025

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2025

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/tei2025.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

This page intentionally left blank.

TEMPLETON EMERGING MARKETS INCOME FUND

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Emerging Markets Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 10, 2025, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about April 1, 2025.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1. The election of three Trustees, Mary C. Choksi, Gregory E. Johnson, and Rupert H. Johnson, Jr., of the Fund; and

2. The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of the three nominees for Trustee and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in-person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on either of the Proposals, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not both Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your proxy will be voted FOR the election of all nominees for Trustee of the Fund and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on March 10, 2025, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of March 10, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted.

We are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on May 22, 2025, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission (the “SEC”) as definitive additional soliciting material.

◆ THE PROPOSALS

PROPOSAL 1: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a nominating committee (the “Nominating Committee”) consisting of Edith E. Holiday (Chairperson), J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will consider diversity among other factors such as experience, education and skill sets, in its consideration of new candidates to the Board.

Under the Fund’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified for nomination and service as a Trustee if they have engaged in disqualifying conduct outlined in the Fund’s Declaration of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who are the nominees and Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of three Trustees expire: Mary C. Choksi, Gregory E. Johnson and Rupert H. Johnson, Jr. These individuals have been nominated for three-year terms, set to expire at the 2028 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board. Among these nominees, Gregory E. Johnson and Rupert H. Johnson, Jr. are deemed to be Interested Trustees. Mary C. Choksi is deemed to be an Independent Trustee. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton fund complex.

Interested Trustees of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 20% of its outstanding shares as of December 31, 2024. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., a Trustee of the Fund, is the uncle of Gregory E. Johnson, Chairman of the Board, Vice President and Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton has served as a chief executive officer of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as a board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and thirteen years of experience as Executive Vice President and General Counsel of a major public company; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of

Staff of a hospital; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton fund complex that they oversee, and other directorships held.

Nominee for Independent Trustee to serve until 2028 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	115

Omnicom Group Inc. (advertising and marketing communications services) (2011–present) and White Mountains Insurance Group, Ltd. (holding company) (2017–present); and formerly, Avis Budget Group Inc. (car rental) (2007–2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015–2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987–2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977–1987).

Nominees for Interested Trustee to serve until 2028 Annual Meeting of Shareholders:

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Vice President and Trustee	Chairman of the Board and Vice President since 2023 and Trustee since 2007	124	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013–2020) and President (1994–2015) Franklin Resources, Inc.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	115	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex.

Independent Trustees serving until 2027 Annual Meeting of Shareholders:

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	26

Ares Core Infrastructure Fund (closed-end investment management company) (October 2024–present); Ares Strategic Income Fund (closed-end investment management company) (2022–present); Ares Capital Corporation (specialty finance company) (2010–present); and formerly, United Natural Foods, Inc. (food distribution) (2013–2023) and Navient Corporation (loan management, servicing and asset recovery) (2014–2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995–1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Terrence J. Checki (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2023	115	Hess Corporation (exploration of oil and gas) (2014–present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996–present); Member of the National Committee on U.S.-China Relations (1999–present); member of the board of trustees of the Economic Club of New York (2013–present); member of the board of trustees of the Foreign Policy Association (2005–present); member of the board of directors of Council of the Americas (2007–present) and the Tallberg Foundation (2018–present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995–2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	26	Hess Midstream LP (oil and gas midstream infrastructure) (2017–present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	115

Graham Holdings Company (education and media organization) (2011–2021); The Southern Company (energy company) (2014–2020; previously 2010–2012) and Cbeyond, Inc. (business communications provider) (2010–2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015–present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015–present; previously 2011–2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017–2020); Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012–2014); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Independent Trustees serving until 2026 Annual Meeting of Shareholders:

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	115	Bar-S Foods (meat packing company) (1981–2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	115

Hess Corporation (exploration of oil and gas) (1993–present); Santander Holdings USA (holding company) (2019–present); and formerly, Santander Consumer USA Holdings, Inc. (consumer finance) (2016–2023), Canadian National Railway (railroad) (2001–2021), White Mountains Insurance Group, Ltd. (holding company) (2004–2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999–2015) and H.J. Heinz Company (processed foods and allied products) (1994–2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988–1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	115	Boeing Capital Corporation (aircraft financing) (2006–2010).

Principal Occupation During at Least the Past 5 Years:

Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company (beverage company) (2021–present); and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (2019–2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006–2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991–2006).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	17	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

** Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources and his position with the Fund. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton fund complex beneficially owned by the Trustees as of March 10, 2025:

Independent Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Franklin Templeton Fund Complex
Harris J. Ashton	$1—$10,000	Over $100,000
Ann Torre Bates	$10,001—$50,000	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	$1—$10,000	Over $100,000
J. Michael Luttig	$1—$10,000	Over $100,000
David W. Niemiec	None	Over $100,000
Larry D. Thompson	$1—$10,000	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000

Interested Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Franklin Templeton Fund Complex
Rupert H. Johnson, Jr.	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

(1) Dollar range based on NYSE closing price on March 10, 2025.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent Trustees also serve as independent Board members of 10 other Templeton investment companies in the Franklin Templeton fund complex. As of March 1, 2023, each Independent Trustee is paid an annual retainer fee of $220,000, together with a $10,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive an annual retainer fee of up to $10,000, together with a $3,000 fee per Audit Committee meeting attended, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and the other investment companies receives an additional retainer of $25,000 per year, a portion of which is allocated to the Fund.

During the fiscal year ended December 31, 2024, there were five meetings of the Board, four meetings of the Audit Committee, and two meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual meeting of shareholders. No Trustees attended the Fund’s last annual meeting held on May 23, 2024.

Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds within Franklin Templeton. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of multiple funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton Fund Complex(2)	Number of Boards within Franklin Templeton Fund Complex on which Trustee Serves(3)
Harris J. Ashton	$3,410	$630,000	34
Ann Torre Bates(4)	$3,640	$652,000	13
Terrence J. Checki	$3,639	$725,000	34
Mary C. Choksi	$3,410	$667,000	34
Edith E. Holiday	$4,038	$760,000	34
J. Michael Luttig	$3,601	$673,000	34
David W. Niemiec	$3,953	$611,000	13
Larry D. Thompson	$3,410	$670,000	34
Constantine D. Tseretopoulos	$3,553	$281,400	10

(1)  Compensation received for the fiscal year ended December 31, 2024.

(2)  Compensation received for the 12 months ended December 31, 2024.

(3)  We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

(4)  Ms. Bates is also an independent trustee of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds within Franklin Templeton, as is consistent with their individual financial goals. This policy was formalized in February 1998, and revised in May 2019, through the adoption of a requirement that each Board member annually invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds three times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost. All of the current members of the Board, including the Fund’s nominees, are compliant with this policy.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Gregory E. Johnson	Chairman of the Board, Vice President and Trustee	Chairman of the Board and Vice President since 2023 and Trustee since 2007

Please refer to the table “Nominees for Interested Trustee to serve until 2028 Annual Meeting of Shareholders” for additional information about Mr. Gregory E. Johnson.
Bjorn A. Davis (1965) 100 First Stamford Place Stamford, CT 06902	Chief Compliance Officer	Since October 2024

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Global Regulatory Compliance US Advisory Services; Chief Compliance Officer, Franklin Advisers, Inc., Franklin Mutual Advisers LLC, Franklin Templeton Institutional LLC, Templeton Investment Counsel LLC and Templeton Global Advisors Limited (since 2023); formerly, Director, Franklin Templeton Global Regulatory Compliance; Chief Compliance Officer, K2 Advisors, LLC and K2/D&S Management Co., LLC (2011–2023).

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since 2024

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex.
Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer— Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Resources and of four of the investment companies in Franklin Templeton.
Susan Kerr (1949) 280 Park Avenue New York, NY 10017	Vice President— AML Compliance	Since 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2024

Principal Occupation During at Least the Past 5 Years:

Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton fund complex; and formerly, Director and Assistant Treasurer within Franklin Templeton Global Fund Tax and Fund Administration and Financial Reporting (2017-2023).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2015 and Secretary since 2023

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Terrence J. Checki, J. Michael Luttig, and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PwC as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2024, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2025. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2025, was recommended by the Audit Committee and approved by the Board on February 24, 2025. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

◆ AUDITOR INFORMATION

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $67,140 for the fiscal year ended December 31, 2023, and $68,323 for the fiscal year ended December 31, 2024.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended December 31, 2023, and December 31, 2024.

Tax Fees. The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning (“tax services”) were $0 for the fiscal year ended December 31, 2023, and $11,000 for the fiscal year ended December 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $70,000 for the fiscal year ended December 31, 2023, and $70,000 for the fiscal year ended December 31, 2024. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees. There were no fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above for the fiscal years ended December 31, 2023, and December 31, 2024.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $120,800 for the fiscal year ended December 31, 2023, and $385,325 for the fiscal year ended December 31, 2024. The services for which these fees were paid included fees in connection with a license for accounting and business knowledge platform Viewpoint, and professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, for the fiscal year ended December 31, 2023, professional fees in connection with SOC 1 reports, for the fiscal year ended December 31, 2024 and professional fees relating to security counts for the fiscal years ended December 31, 2023 and December 31, 2024.

Aggregate Non-Audit Fees.  The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $190,800 for the fiscal year ended December 31, 2023, and $466,325 for the fiscal year ended December 31, 2024.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements for the fiscal year ended December 31, 2024.

Audit Committee Report. The Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the Fund’s financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2024, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)

Ann Torre Bates

Terrence J. Checki

J. Michael Luttig

Constantine D. Tseretopoulos

◆ ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Investment Manager provides periodic reports to the Board that enable the Board to oversee the Investment Manager, as the Board’s Valuation Designee, in monitoring and assessing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Investment Manager’s performance of an annual valuation risk assessment under which the Investment Manager seeks to identify and enumerate material valuation risks which are or may be impactful to the Fund including, but not limited to (1) the types of investments held (or intended to be held) by the Fund, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; and (3) the extent to which each fair value methodology uses unobservable inputs. The Investment Manager reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, cybersecurity risk and business continuity risk.

Board Structure. Seventy-five percent or more of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ ADDITIONAL INFORMATION ABOUT THE FUND

Application of Control Share Provisions. Effective August 1, 2022, the Fund became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions.

The Control Share Provisions require shareholders to disclose any control share acquisition to the Fund within 10 days of such acquisition and, upon request, to provide any related information that the Fund’s Board reasonably believes is necessary or desirable.

The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information. The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2024, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders. As of March 10, 2025, the Fund had 47,228,418 shares outstanding. The Fund’s shares are listed on the NYSE (NYSE: TEI). To the knowledge of the Fund’s management, as of March 10, 2025, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
First Trust Portfolios LP	4,326,712*	9.16%
120 East Liberty Drive Suite 400 Wheaton, IL 60187

* The nature of beneficial ownership is shared dispositive power as reported on Schedule 13G filed with the SEC on January 17, 2024.

Evergreen Capital Management LLC	3,672,883**	7.78%
1412 112th Ave NE, Suite 100 Bellevue, WA 98004

** The nature of beneficial ownership is sole dispositive power as reported on Schedule 13G-A filed with the SEC on February 13, 2025.

In addition, to the knowledge of the Fund’s management, as of March 10, 2025, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on the Proposal at the Meeting. This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Fund voting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 2. Broker non-votes are not expected since the Proposals are considered routine proposals.

Simultaneous Meetings. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Dragon Fund, Inc. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment.  The Chairman of the Board, the president of the Fund in the absence of the Chairman of the Board, or any vice president or other authorized officer of the Fund, in the absence of the president, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2024 Annual Meeting of Shareholders.

If the Meeting is postponed or adjourned and a new record date is set, any proxy received from a shareholder with respect to the original record date will remain in full force and effect with respect to shares held by the shareholder on the new record date, unless explicitly revoked. No proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise expressly provided in the proxy.

Shareholder Proposals. The Fund anticipates that its 2026 Annual Meeting of Shareholders will be held on or about May 21, 2026. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2026 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than December 2, 2025 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by December 2, 2025, as described above, may nonetheless present a proposal at the Fund’s 2026 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than December 22, 2025, and not later than January 21, 2026. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the 2026 Annual Meeting of Shareholders. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2026 Annual Meeting of Shareholders, the persons designated as proxies for the 2026 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by February 15, 2026. A shareholder proposal may be presented at the 2026 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following (which is qualified in its entirety by the Fund’s governing instruments):

1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such record owner or nominee holder, at the time the shareholder’s notice was received by the Secretary of the Fund.

2. A notice regarding a nomination for the election of a Trustee shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund; (v) whether such shareholder believes each such nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act), (vi) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a Trustee if elected, and (vii) requirement to complete, execute, and return to the Fund within 5 business days of receipt, the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund. A notice regarding a nomination for the election of a Trustee must provide the information listed herein for each person or persons to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification.

3. A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund; and (vi) the Board may request that the shareholder provide, within five business days of delivery of such demand, written verification demonstrating the accuracy of any information submitted by the shareholder relating to their nomination or proposal, as well as a written update of any such information. If the shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with the Fund’s By-Laws.

For purposes of the requirements directly above, shares “beneficially owned” shall mean all shares that such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 and which the shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares).

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Trustees,

Navid J. Tofigh

Vice President and Secretary

April 1, 2025

EXHIBIT A

TEMPLETON FUNDS BOARDS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

This Charter has been adopted by each Board (each, a “Board”) of Directors/Trustees of the various Templeton Trusts1 and each of their respective series (each, a “Fund”) to govern its Nominating and Corporate Governance Committee (each, a “Committee”), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I. The Committee.

The Committee is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not “interested persons” of the Fund (“Disinterested Board members” or “Independent Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). A member of the Committee shall be selected by the Board of Trustees to serve as the Committee’s chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.

II. Board Size, Composition and Nominations.

1. The Committee shall periodically review the size and composition of the Board and shall make recommendations to the full Board concerning (a) the necessity of adding one or more Independent Board members or conducting a shareholder vote to comply with the Fund Governance Policy provisions relating to Board composition, (b) the desirability of increasing or decreasing the size of the Board based on the workload of the Board, or (c) adding individuals as Independent Board members with differing backgrounds or skill sets in order to provide an appropriate mix of perspectives, diversity, knowledge and experience on the Board. The Committee shall establish processes for developing candidates for Independent Board members and for conducting searches with respect thereto, and shall recommend to the independent trustees and the full Board (i) a slate of Independent Board members to be elected at Fund shareholders meetings, or (ii) nominees to fill Independent Board member vacancies on the Board of Trustees, where and when appropriate.

2. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment managers and other principal service providers, consistent with the requirements of the Fund Governance Policy, based on information provided in response to a comprehensive questionnaire prepared by counsel to elicit the relevant information. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as, business, financial or family relationships with investment managers, employees or service providers of the Fund.

1  The Templeton Trusts are listed at Appendix A.

3. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

4. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and consider and recommend to the independent trustees or the Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to nominating committees and the nomination, election or solicitation process with regard to election of trustees.

5. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for independent trustee membership on committees of the Board.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the independent trustees or the full Board, as appropriate.

The Committee shall periodically assess the membership, scope of activities and charters of all Board committees to confirm that they comply with the Fund Governance Policy, to the extent applicable.

IV. Corporate Governance.

1. The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Fund’s governing instruments, including, but not limited to, its declaration of trust and bylaws, as such documents relate to corporate governance matters.

2. The Committee shall ensure that the provisions of the Fund Governance Standards found in Rule 0-1(a)(7) under the 1940 Act, as contained in the Fund Governance Policy, are met by the Board. The Committee shall periodically review the Fund Governance Policy and other policies relating to the operation of the Board and recommend any appropriate changes to the full Board.

3. The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Fund’s adviser, the Fund, the Board of Trustees and the independent trustees.

4. The Committee shall monitor the continued independence of Independent Board members and evaluate any circumstances that may arise through the submission of an annual questionnaire intended for this purpose or that are otherwise brought to the Committee’s attention.

5. The Committee shall oversee an annual evaluation by all Board members of Board effectiveness and the adequacy of the Board’s adherence to industry corporate governance best practices. This evaluation shall include a consideration of the effectiveness of the committee structure of the Board and the number of Funds on whose Boards each Trustee serves, and to make recommendations to the Board with respect to any changes to such process. The Committee shall recommend to the Board or its committees the implementation of proposed enhancements resulting from the annual evaluation.

6. The Committee shall periodically review, at such times as determined to be appropriate by the Committee or when requested by the Disinterested Board members, the compensation of the Independent Board members (including the compensation of the Chair of the Board and of each committee thereof) and to make recommendations to the Independent Board members regarding such compensation.

7. The Committee shall evaluate any proposed board memberships of an Independent Board member to confirm that no conflict exists with the Independent Board member’s current service on the Board.

8. The Committee shall facilitate educational and training programs for Independent Board members as needs arise.

9. The Committee shall review persons who are under consideration to act as legal counsel to the Disinterested Board members and their qualifications to serve or continue to serve as “independent legal counsel” under applicable Securities and Exchange Commission rules, and shall make recommendations to the independent trustees with regard thereto. The Committee shall monitor the performance of legal counsel employed by the Fund and by the Disinterested Board members.

V. Other Powers and Responsibilities.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephonic or electronic means, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

EXHIBIT B

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I. The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II. Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls. It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

1  This document serves as the Charter for the Committee of certain U.S. registered investment companies within Franklin Templeton, and each series thereof as applicable (a “Fund”), including the Franklin, Templeton and New Jersey/Alternative Strategies Funds, as well as Franklin Templeton ETF Trust, Franklin ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and Legg Mason ETF Investment Trust II. Exchange-listed Funds and their principal exchanges are included on Appendix A.

2  Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d) To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

(e) To act as a liaison between the Fund’s auditors and the Board;

(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III. Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser3 or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv) if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A) establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B) delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

  subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To meet to review and discuss the Fund’s annual audited financial statements, as well as the Fund’s annual shareholder report or a written summary of such report, with management and the auditors.

(e) To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (NYSE-listed Funds only). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds only). Such meetings may be telephonic.

(f) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

3  For these purposes, an investment adviser does not include an unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(g) To receive and consider reports from the auditors:

(i) as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii) annually and by update as required by SEC Regulation S-X, regarding:

(A) all critical accounting policies and practices of the Fund to be used;

(B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii) at least annually regarding the auditors’ internal quality-control procedures; and

(iv) at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(h) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(i) In considering the independence of the auditors:

(i) at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii) to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii) to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv) to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(j) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(k) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(l) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(m) To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

(n) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i) to review and discuss the audited financial statements of the Fund with management;

(ii) to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

(iii) to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv) based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(o) To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(p) To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(q) To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(r) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(s) To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(t) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii) if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v) otherwise respond to evidence of a material violation.

IV. Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

Appendix A

Amended as of November 26, 2024

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Eurozone ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Dynamic Municipal Bond ETF

Franklin Emerging Market Core Dividend Tilt Index ETF

Franklin Income Equity Focus ETF

Franklin Income Focus ETF

Franklin International Core Dividend Tilt Index ETF

Franklin International Dividend Multiplier Index ETF

Franklin Investment Grade Corporate ETF

Franklin Municipal Green Bond ETF

Franklin Systematic Style Premia ETF

Franklin Ultra Short Bond ETF

Franklin U.S. Core Bond ETF

Franklin U.S. Core Dividend Tilt Index ETF

Franklin U.S. Dividend Multiplier Index ETF

Franklin U.S. Equity Index ETF

Franklin U.S. Treasury Bond ETF

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Focused Growth ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF

Franklin Senior Loan ETF

Franklin U.S. Large Cap Multifactor Index ETF

Franklin U.S. Mid Cap Multifactor Index ETF

Franklin U.S. Small Cap Multifactor Index ETF

Legg Mason ETF Investment Trust

Franklin International Low Volatility High Dividend Index ETF

Funds listed on The Nasdaq Stock Market LLC

Franklin Templeton ETF Trust

BrandywineGLOBAL – Dynamic US Large Cap Value ETF

BrandywineGLOBAL – U.S. Fixed Income ETF

ClearBridge Sustainable Infrastructure ETF

Martin Currie Sustainable International Equity ETF

Western Asset Bond ETF

Legg Mason ETF Investment Trust

ClearBridge Dividend Strategy ESG ETF

(to be renamed Franklin ClearBridge Enhanced Income ETF)

ClearBridge Large Cap Growth ESG ETF

Franklin U.S. Low Volatility High Dividend Index ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

This page intentionally left blank.

This page intentionally left blank.

TLTEI PROXY 04/25

TEMPLETON EMERGING MARKETS INCOME FUND

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2025

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Emerging Markets Income Fund (the “Fund”) and appoints Alison E. Baur, Marc De Oliveira and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12:00 Noon, Eastern time, on May 22, 2025, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This proxy is solicited by the Board of Trustees on behalf of the Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 864-5051. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2025:

The proxy statement for this Meeting is available on the Internet at:

https://vote.proxyonline.com/franklin/docs/tei2025.pdf

TEMPLETON EMERGING MARKETS INCOME FUND

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Unmarked ballots will be voted “For”.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING Error! Bookmark not defined.

1.	Election of Trustees:	FOR ALL	WITHOLD ALL	FOR ALL, EXCEPT
	(a) Mary C. Choksi	○	○	○
(b) Gregory E. Johnson
(c) Rupert H. Johnson, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2025	○	○	○

THANK YOU FOR VOTING